SUMMARY PROSPECTUS OCTOBER 1, 2013

PROSHARES USD COVERED BOND

COBO LISTED ON NYSE ARCA

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus, dated October 1, 2013, and statement of additional information, dated October 1, 2013, and as each hereafter may be supplemented, are incorporated by reference into this summary prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/litcenter; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com.

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PROSHARES.COM	USD COVERED BOND ::	3

Investment Objective

ProShares USD Covered Bond (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the BNP Paribas Diversified USD Covered Bond Index™ (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.35%
Other Expenses	0.66%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.01%
Fee Waiver/Reimbursement*	-0.66%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.35%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.35% through September 30, 2014. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year.

Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$256	$494	$1,176

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 24% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument transactions. If such transactions were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies

The Fund seeks to meet its investment objective by, under normal circumstances, investing substantially all of its assets in “Covered Bonds.” Covered Bonds are debt instruments, issued by a financial institution and secured by a segregated pool of financial assets (the “cover pool”), typically comprised of mortgages or, in certain cases, public-sector loans. The cover pool, typically maintained by the issuing financial institution, is designed to pay Covered Bondholders in the event that there is a default on the payment obligations of a Covered Bond. To the extent the cover pool assets are insufficient to repay principal and/or interest, Covered Bondholders also have a senior, unsecured claim against the issuing financial institution. Covered Bonds differ from other debt instruments, including asset-backed securities, in that Covered Bondholders have claims against both the cover pool and the issuing financial institution.

The Index, published by BNP Paribas, seeks to track the performance of U.S. dollar-denominated Covered Bonds that are generally rated “AAA” (or its equivalent). Specifically, the Index aims to include the universe of U.S. dollar-denominated fixed-rate Covered Bonds that conform to the eligibility criteria for the Index. The Covered Bonds must be denominated in USD, have a fixed-rate coupon, have at least 18 months to maturity, have USD 1 billion or more of outstanding face amount and a minimum denomination no greater than $250,000, be either registered with the Securities and Exchange Commission or eligible for resale under Rule 144A of the Securities Act of 1933, and satisfy the liquidity criteria applicable to the Index. In addition, the Covered Bonds must be rated in the highest category by at least one of the following rating agencies: Fitch Investor Services, Moody’s Investor Services and Standard & Poor’s Rating Group. When the Covered Bond is rated by all three agencies, two of the agencies must rate the bond “AAA” (or its equivalent); when the bond is rated by two of such agencies, both agencies must rate the bond “AAA” (or its equivalent); and when the bond is rated by only one of such rating agency, that agency must rate the bond “AAA” (or its equivalent). Covered Bonds containing puts or calls and bonds that are convertible or have equity-like features are not eligible for inclusion in the Index. In addition, the following diversification criteria are applied to the Index when it is rebalanced: no single issuer may have a value weight greater than 25% of the value of the Index and issuers with a value weight of 5% or more may not constitute more than 50% of the value of the Index. For purposes of the diversification criteria, bonds issued by affiliated issuers (i.e., issuers under common control) will be treated as being issued by the same issuer. If a Covered Bond no longer satisfies the eligibility criteria, it will be removed from the Index when the Index is rebalanced. The Index is rebalanced on the last business day of the following months: January, April, July and October. The Index may from time to time include Covered Bonds issued by BNP Paribas or its affiliates.

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Currently, the Index is comprised of Covered Bonds issued exclusively by non-U.S. institutions. As of June 30, 2013, the Index was comprised of 52 Covered Bonds issued by 23 different issuers, all of which are financial institutions. These issuers are primarily Canadian and European and come from: Canada (59.0%); Norway (11.3%); France (6.3%); Sweden (4.9%); England (3.3%); Australia (6.2%); and Switzerland (9.0%). The above weights represent the percentage of dollars invested per country. The Index is published under the Bloomberg ticker symbol “BNIXCOVD”.

The types of securities that the Fund will principally invest in are set forth below.

•

Debt Securities — The Fund will invest in debt securities, primarily Covered Bonds that are issued by a financial institution and are secured by a pool of financial assets, typically mortgages (e.g., residential, commercial and/or ship mortgages) or, in certain cases, public-sector loans, which are loans made to national, regional and local authorities to fund public-sector lending (e.g., loans that support public investment and infrastructure projects). In addition, the pool of financial assets may include cash or cash equivalents.

ProShare Advisors employs a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index or securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or instrument, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2013, the Index was concentrated in the financial services industry group, which comprised approximately 100% of the market capitalization of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Statutory Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Specific to Covered Bonds — While Covered Bonds are secured by a pool of assets (the “cover pool”), there is no guarantee that the cover pool will adequately or fully compensate Covered Bond investors in the event that an issuer defaults on its payment obligations. In the event of such default, while the Covered Bond structure is designed to ensure continued timely interest payments to the Covered Bond holders and to avoid acceleration of payment under the Covered Bonds, the Fund could, in certain cases, obtain assets of the cover pool, which may be difficult to liquidate, rather than cash. These assets may be difficult to value. See “Valuation Risk” below for more information. Assets that comprise a cover pool, such as mortgages or public-sector loans, may also decline in value. See “Mortgage and Public-Sector Loan Risk” below for more information. Accordingly, upon an issuer default, a Fund may experience significant delays in obtaining any amounts for the cover pool and/or may obtain only limited amounts or no amounts in certain circumstances. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the Covered Bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. Investors should be aware that Canadian Covered Bonds (and potentially those of certain other jurisdictions that the Fund may invest in) are governed by contractual arrangements, rather than a specific legislative legal framework. Also, because certain Covered Bonds may benefit from the support of a sovereign government, such Covered Bonds may be negatively affected to the extent that the creditworthiness of the sovereign government is negatively affected. Further, while Covered Bond investors have a preferential claim on cover assets, senior to other creditors, there is no guarantee that such a claim will provide an amount equal to the obligations owed to Covered Bond investors. If the proceeds in a cover pool are not sufficient to cover the obligations owed to investors of a Covered Bond held by the Fund, the Fund may attempt to recover the shortfall as a senior unsecured creditor but may still be prevented from realizing the full amount of principal and interest due. As a result, Fund shareholders may incur losses, which at times may be significant.

Investors should be aware that the rating of the underlying issuer of a Covered Bond may be lower than the rating of the Covered Bond.

Also, due to demand from other investors, certain Covered Bonds may be less accessible to the capital markets and may be difficult for the Fund to acquire. This may cause the Fund, at times, to pay a premium to obtain such securities or may result in the Fund being under-exposed to such securities, in relation to the Index.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. Interest rates generally operate based on the currency in which the instrument is denominated.

•	Restricted Security Risk — The Fund will typically invest in privately placed Covered Bonds, including those which may be

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resold only in accordance with Rule 144A under the Securities Act of 1933. Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

•

Mortgage and Public-Sector Loan Risk — Because the Fund’s investments in Covered Bonds are secured by a pool of financial assets that may include mortgages and, in certain cases, public-sector loans, the Fund may be indirectly exposed to the risks posed by mortgages and/or public-sector loans. These risks include interest rate risk, extension risk (i.e., the risk that an issuer will exercise its right to pay principal later than expected) and prepayment risk (i.e., the risk that an issuer will exercise its right to pay principal earlier than expected). Because of these risks, any mortgages or public-sector loans may be subject to greater volatility as a result of slight movements in interest rates (either increases or decreases) that may have the effect of quickly increasing or decreasing the value of certain mortgages or public-sector loans that collateralize investments held by the Fund.

•

Debt Instrument Risk — The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. All Covered Bonds held by the Fund are sold prior to maturity, which can result in losses.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. As a result, developments regarding the performance of those securities in which the Fund invests could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund’s holdings precisely replicated the securities and weights of the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

•

Credit Risk — Due to its exposure to debt securities, the Fund will be subject to the risk that an issuer of a debt security is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the debt securities that comprise the Index (and therefore the value of the Fund) will typically decrease. Conversely, when credit risk of the debt securities decreases, the level of the Index (and the value of the Fund) will typically increase. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers, such as U.S. dollar-denominated Covered Bonds, may subject the Fund to increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; ii) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; iii) the possibility that a foreign government may withhold portions of interest and dividends at the source; iv) taxation of income earned in foreign countries or other foreign taxes imposed; v) less publicly available information about foreign issuers; and vi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

•

Geographic Concentration Risk — Because the Fund currently focuses its investments primarily in Covered Bonds issued by European and Canadian financial institutions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in a particular country or region and subject to the related risks. The Fund may also invest in Covered Bonds issued in other regions.

•

Exposure to European Investments Risk — The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, interest rates, deficits, debt levels and fiscal and monetary controls. As a result, each EU member country may be significantly affected by EU policies and may be highly dependent on the economies of its fellow members. The European financial

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markets have experienced significant volatility recently and several EU member countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several EU member countries have experienced credit rating downgrades, rising government debt levels and, for certain EU member countries (including Greece, Spain, Portugal, Ireland and Italy), weakness in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the affected EU member country, issuers in the affected EU member country, the economies of other EU member countries, their trading partners or other European countries. Such events, or even the threat of such events, may cause the value of debt issued by issuers in such European countries to fall, in some cases drastically. These events may also cause continued volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in EU member countries or denominated in Euro, their trading partners, or other European countries, these events may impact the performance of the Fund.

•

Financial Services Industry Debt Risk — The Fund is subject to risks related to the debt issued by companies in the financial services economic sector to the same extent as the Index is so concentrated, including: extensive governmental regulation and/or nationalization that affects the scope of a financial services company’s activities, the prices that financial services companies can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and other financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, such bonds in the Index may underperform fixed income investments that track other markets, segments and sectors.

•

Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, fixed income securities in the Index may underperform other fixed income investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

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Market Price Variance Risk — The Fund’s shares are listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by investors creating and redeeming shares directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer than a diversified fund might be. This risk may be particularly acute if the Index is comprised of a small number of securities.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase commission and other transaction costs and may result in increased taxable capital gains.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

•

Valuation Time Risk — The Fund’s shares trade on the NYSE Arca from 9:30 a.m. to 4:00 p.m. (Eastern Time). The securities held by the Fund, however, may have different closing, fixing or settlement times. Consequently, liquidity in the securities may

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be reduced after such closing, fixing or settlement times. Accordingly, during the time when the NYSE Arca is open but after the applicable closing, fixing or settlement times, trading spreads and the resulting premium or discount on the Fund’s shares may widen, and, therefore, increase the difference between the market price of the Fund’s shares and the NAV of such shares.

As a result, the performance of the Fund may vary, perhaps significantly, from the performance of the Index.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Statutory Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis. Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, has managed the Fund since October 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 65,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2013 ProShare Advisors LLC. All rights reserved.	COBO-OCT13